UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):  September 12, 2017

GSI Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33387	77-0398779
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)

1213 Elko Drive
Sunnyvale, California 94089
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 331-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)                                 On September 12, 2017, GSI Technology, Inc., a Delaware corporation (the “Company”), dismissed PricewaterhouseCoopers LLP (“PWC”), an independent registered public accounting firm, as the Company’s principal accountant.  The Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the decision.

The reports of PWC on the Company’s consolidated financial statements for the fiscal years ended March 31, 2017 and March 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended March 31, 2017 and March 31, 2016, and in the subsequent interim period through September 12, 2017, there were no disagreements with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to PWC’s satisfaction, would have caused PWC to make reference to the matter in its report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of this disclosure to PWC and requested that PWC furnish a letter addressed to the SEC stating whether it agrees with the above statements or, if not, stating the respects in which it does not agree.  The Company received the requested letter from PWC, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b)                                 On September 12, 2017, the Audit Committee approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2018, effective immediately.

During the fiscal years ended March 31, 2017 and March 31, 2016, and the subsequent interim period from April 1, 2017, through the date of BDO’s engagement, neither the Company nor anyone acting on its behalf has consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and neither a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)                            Exhibits

16.1	Letter from PricewaterhouseCoopers LLP dated September 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 14, 2017

GSI Technology, Inc.

By:	/s/ Douglas M. Schirle
Douglas M. Schirle
Chief Financial Officer